                                                                    EXHIBIT 10.2

                                                                      FORM OF NQ

                          EYETECH PHARMACEUTICALS, INC.

                       Nonstatutory Stock Option Agreement
                     Granted Under 2003 Stock Incentive Plan

1.    Grant of Option.

      This agreement evidences the grant by Eyetech Pharmaceuticals, Inc., a Delaware corporation (the "Company"), on [Date] (the "Grant Date") to
[Name], an [Type] of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 2003 Stock Incentive Plan (the "Plan"), a total of [Shares] shares (the "Shares") of common stock, par value $0.01 per share, of the Company ("Common Stock") at an exercise price of $[Market_Value] per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on [Expiration] (the "Final Exercise Date").

      It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.    Vesting Schedule.

      This option will become exercisable ("vest") as to 25% of the original number of Shares on the first anniversary of [VCD] (the "Vesting Commencement Date") and as to an additional 2.0833% of the original number of Shares at the end of each successive monthly period following the first anniversary of the Vesting Commencement Date until the fourth anniversary of the Vesting Commencement Date.

      The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.    Exercise of Option.

      (a) Form of Exercise. Each election to exercise this option shall be in writing substantially in form attached hereto, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

      (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, a director, an employee or an officer of, or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an "Eligible Participant").

      (c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise
Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

      (d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

      (e) Discharge for Cause. If the Participant, prior to the Final Exercise Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4.    Withholding.

      No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.    Nontransferability of Option.

      This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.    Provisions of the Plan.

      This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

      IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                 EYETECH PHARMACEUTICALS, INC.

Dated:[Date]                     By: ____________________________________
                                      Name:  Glenn Sblendorio
                                      Title: CFO and Senior V.P., Finance

                            PARTICIPANT'S ACCEPTANCE

      The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 2003 Stock Incentive Plan.

                                                     PARTICIPANT:

Dated:  _______________                              ___________________________
                                                     [Name]

                                                     Address:___________________

                                                             ___________________

                                                      Phone: ___________________

                         NOTICE OF STOCK OPTION EXERCISE
                            2003 STOCK INCENTIVE PLAN

                                                     Date of Exercise:_______[1]
Eyetech Pharmaceuticals, Inc.
3 Times Square, 12th Floor
New York, NY 10036
Attn: Stock Plan Administrator

Dear Sir or Madam:

      I am a holder of an option granted to me under the Eyetech Pharmaceuticals, Inc. (the "Company") 2003 Stock Incentive Plan. I hereby give notice that I wish to exercise my option to purchase shares of Common Stock (the "Shares") of the Company of which I have been granted __________option Shares on _________("Grant Date") at an exercise price of $________ per Share that the Company granted to me pursuant to the Notice of Stock Option Grant (the "Notice") between me and the Company [2].

      1. I hereby exercise my option to purchase [3]____ Shares in the following method [4]:

         [ ] Cash Exercise (Exercise and Hold)

         [ ] Cashless Exercise - Same-Day-Sale (Exercise and sell all shares)

         [ ] Cashless Exercise - Sell to Cover (Sell only enough shares to cover full exercise price & required taxes)

         [ ] Stock Swap (Please contact Stock Plan Administrator for additional information and restrictions)

      2. Please register my stock certificate as follows:

         Name(s) [5]:                ___________________________________________

         Address [6]:                ___________________________________________

                                     ___________________________________________

         Phone:                      ___________________________________________

         Social Security Number [7]: ___________________________________________

      3. Please deliver all shares to the following (indicate one of the following) [8]:

            [ ]  Address Listed Above

            [ ]  Brokerage Firm:                ________________________________

                 Broker Participant Number:     ________________________________

                 Broker Name/Contact:           ________________________________

                 Broker Phone Number/E-mail:    ________________________________

                 Account Number:                ________________________________

      If I have indicated above that financing will be provided by a brokerage firm, I HEREBY IRREVOCABLY AUTHORIZE said brokerage firm to transfer funds to Eyetech Pharmaceuticals, Inc. from my account in payment of the option price; and Eyetech Pharmaceuticals, Inc. is hereby directed to issue the shares for my benefit and for my account with such firm. Eyetech Pharmaceuticals, Inc. is directed to transmit the shares to the brokerage firm or financial institution, if any, indicated above.

                                           Very truly yours,

                                           __________________________________
                                           Optionee:
                                          (Please Sign & Print Name)

             SEE INSTRUCTIONS FOR COMPLETING THE NOTICE OF EXERCISE